Exhibit 99.1

[LOGO of Ribapharm]

3300 Hyland Avenue Costa Mesa, California 92626	Telephone: (714) 427-6236 Fax: (714) 641-7215

CONTACTS:

Jennifer Barfoot (Investor inquiries)

Hill & Knowlton

323-966-5786

jbarfoot@hillandknowlton.com

Scott Fagerstrom (Media inquiries)

Hill & Knowlton

949-223-2313

sfagerstrom@hillandknowlton.com

Ribapharm Inc. Advises Stockholders to Await Recommendation

on ICN Pharmaceutical’s Proposed Tender Offer

COSTA MESA, Calif., June 10, 2003 – The Board of Directors of Ribapharm Inc. (NYSE: RNA) announced today that ICN Pharmaceuticals, Inc. (NYSE: ICN) commenced a tender offer to acquire all of the outstanding shares of common stock of Ribapharm not already owned by ICN or its affiliates. Ribapharm’s Board is currently in the process of considering ICN’s proposal and assessing the appropriate course of action that is in the best interest of Ribapharm and its stockholders.

The Board of Directors of Ribapharm has retained the law firms Paul, Hastings, Janofsky & Walker LLP and, as special Delaware counsel, Young Conaway Stargatt & Taylor, LLP, and Morgan Stanley & Co. Incorporated as its financial advisor, to assist it in the evaluation of the tender offer.

The Ribapharm Board of Directors strongly recommends that Ribapharm stockholders defer making a determination whether to accept or reject ICN’s unsolicited tender offer until reading the Board’s solicitation/recommendation statement, which will be available on or before June 23, 2003. The Board’s solicitation/recommendation statement will advise stockholders as to whether Ribapharm (1) recommends the acceptance or rejection of ICN’s tender offer (2) expresses no opinion and remains neutral towards such tender offer or (3) is unable to take a position with respect to the tender offer. The solicitation/recommendation statement will also advise stockholders of Ribapharm’s reasons for the position taken by Ribapharm with respect to the tender offer.

About Ribapharm

Ribapharm is a biopharmaceutical company that seeks to discover, develop, acquire and commercialize innovative products for the treatment of significant unmet medical needs, principally in the antiviral and anticancer areas.

Where to Find More Information

Stockholders may obtain a free copy of the solicitation/recommendation statement (when it becomes available) and other documents filed by Ribapharm at the SEC’s Web site at www.sec.gov. Stockholders may also obtain, without charge, a copy of the solicitation/recommendation statement (when it becomes available) by directing requests to Innisfree M&A Incorporated at 888-750-5834, or via e-mail at info@innisfreema.com.

Certain matters in this press release may constitute forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by forward-looking statements. Investors are cautioned that forward-looking statements are not guarantees of future performance and that undue reliance should not be placed on such statements. Any forward-looking statements contained in this news release are based on current information and assumptions and represent management’s best judgment at the present time. Expressions of future goals and similar expressions including, without limitation, “may,” “will,” “should,” “could,” “expects,” “does not currently expect,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “targets,” or “continue,” reflecting something other than historical fact, are intended to identify forward-looking statements. The following factors, among others, could cause the Company’s actual results to differ materially from those described in the forward-looking statements: a loss of or decrease in revenues from our license agreement with Schering-Plough; adverse changes in the Company’s relationship with our majority stockholder, ICN Pharmaceuticals, Inc.; the risk of potential claims against certain of the Company’s research compounds; the Company’s ability to successfully develop and commercialize future products; the limited protection afforded by the patents relating to ribavirin, and possibly on future drugs, techniques, processes or products the Company may develop or acquire; the results of lawsuits or the outcome of investigations pending against ICN Pharmaceuticals, Inc. and the Company; the Company’s potential product liability exposure and lack of any insurance coverage thereof; government regulation of the pharmaceutical industry (including review and approval for new pharmaceutical products by the FDA in the United States and comparable agencies in other countries); the effects of increased competition; and the ability to attract and retain qualified personnel. For a detailed discussion of these and other factors that could cause the Company’s actual results to differ materially from those described in the forward-looking statements, please refer to the Company’s filings with the Securities and Exchange Commission, including especially the Company’s annual report on Form 10-K for the year ended December 31, 2002. Unless required by law, the Company undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

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